Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,625,000.00
Previously Paid Amount	0
Total Fee Amount	3,262.61
Total Offset Amount	0
Net Fee	$ 3,262.61